CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Accounts receivable	$ 522	$ 1,110
Accounts payable and accrued expenses	59,574	51,226
Accrued expenses and other current liabilities	$ 14,843	$ 10,279
Ordinary Shares, no par value	$ 0	$ 0
Ordinary Shares, shares authorized	300,000,000	300,000,000
Ordinary Shares, shares issued	169,049,616	169,131,268
Ordinary Shares, shares outstanding	169,049,616	169,131,268